SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant	☒
Filed by a party other than the registrant	☐

Check the appropriate box:

[	]	Preliminary proxy statement.
[	]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement.
☒		Definitive Additional Materials.
[	]	Soliciting Material Pursuant to §240.14a-12

IXIS ADVISOR FUNDS TRUST III

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒		No fee required.
[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[	]	Fee paid previously with preliminary materials.

[	]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ADJOURNMENT NOTICE

Due to low shareholder participation, the Special Meeting of Shareholders on
January 19, 2007, was adjourned to February 6, 2007 in order to provide shareholders with additional time to register their vote.

Dear Shareholder:

I am writing to inform you that your fund did not receive enough votes to reach a conclusion on the proposals being voted on at the Special Meeting of Shareholders on January 19, 2007. As noted above, the Meeting has been adjourned until February 6, 2007 to allow shareholders additional time to vote.

Often shareholders do not vote their shares because they think their vote will not make a difference in the outcome. Nothing could be further from the truth. In fact, on average each account holds less than 500 shares, making each and every shareholder’s vote vital.

EVERY VOTE COUNTS!

Another copy of your ballot(s) is enclosed with this letter for your convenience. Should you have any questions about the voting process, please call 1-800-283-2519.

After careful review and consideration by the Board of Trustees of the Trust, they have approved all proposals and believe they are in the best interests of each Fund’s shareholders. Accordingly they recommend that you vote in favor of all proposals.

Please utilize one of the following easy methods to register your vote:

1.	Vote by Phone You may simply call the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet Log on to www.proxyweb.com and follow the simple instructions.

3.	Vote by Mail You may cast your vote by signing the enclosed proxy card and returning it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY. As the date of the Meeting approaches, if we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to vote your shares.

Thank you for your assistance.

John T. Hailer, President	REG HN25-0107

PROXY

IXIS EQUITY DIVERSIFIED PORTFOLIO
Proxy Solicited by the Board of Trustees
PROXY FOR A RECONVENED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
FEBRUARY 6, 2007

The undersigned shareholder hereby appoints and authorizes each of Coleen Downs Dinneen, Michael Kardok and Russell Kane as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Reconvened Special Meeting of Shareholders of IXIS Equity Diversified Portfolio (the “Fund”), on February 6, 2007 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) and Title(s), if applicable	Date

Signature(s) and Title(s), if applicable	Date

 FOLD HERE 

      Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER

Touchtone Phone

Simply dial toll-free 866-437-4581 and follow the automated instructions. Please have this proxy card available at the time of the call. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CHECK DIGIT ID:

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

SCANNER BAR CODE

TAG ID: 12345678	CUSIP: 46602J608 46602J707

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

Please mark your vote below in blue or black ink. Do not use red ink.

X Please mark votes as in this example.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement between IXIS Advisor Funds Trust III, on behalf of the IXIS Equity Diversified Portfolio and Hansberger Global Investors, Inc.	☐	☐	☐

If you should have any questions about the proxy material or the execution of your vote, simply call (866) 437-4581 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

SCANNER BAR CODE

TAG ID: 12345678	CUSIP: 46602J608 46602J707

PROXY

IXIS MODERATE DIVERSIFIED PORTFOLIO
Proxy Solicited by the Board of Trustees
PROXY FOR A RECONVENED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
FEBRUARY 6, 2007

The undersigned shareholder hereby appoints and authorizes each of Coleen Downs Dinneen, Michael Kardok and Russell Kane as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Reconvened Special Meeting of Shareholders of IXIS Moderate Diversified Portfolio (the “Fund”), on February 6, 2007 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) and Title(s), if applicable	Date

Signature(s) and Title(s), if applicable	Date

 FOLD HERE 

      Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER

Touchtone Phone

Simply dial toll-free 866-437-4581 and follow the automated instructions. Please have this proxy card available at the time of the call. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CHECK DIGIT ID:

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

SCANNER BAR CODE

TAG ID: 12345678	CUSIP: 46602J608 46602J707

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

Please mark your vote below in blue or black ink. Do not use red ink.

X Please mark votes as in this example.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement between IXIS Advisor Funds Trust III, on behalf of the IXIS Moderate Diversified Portfolio and Hansberger Global Investors, Inc.	☐	☐	☐

If you should have any questions about the proxy material or the execution of your vote, simply call (866) 437-4581 between the hours of 10:00 a.m. and 10:00 p.m. Eastern Time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

SCANNER BAR CODE

TAG ID: 12345678	CUSIP: 46602J608 46602J707